                                                   Registration No. 33-35775

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                          POST-EFFECTIVE AMENDMENT NO.8

                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                              -------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-A
                              (Exact Name of Trust)


                              -------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA

                              COLUMBUS, OHIO 43215
              (Exact Name and Address of Depositor and Registrant)

                                 DENNIS W. CLICK
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (Name and address of Agent for Service)

                              -------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Multiple Payment Variable Life Insurance Policies.

Approximate date of proposed offering: Continuously on and after May 1, 1998.

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

================================================================================


                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2
N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
 1..............................................................................Nationwide Life and Annuity Insurance
                                                                                Company
                                                                                The Variable Account
 2..............................................................................Nationwide Life and Annuity Insurance
                                                                                Company
 3..............................................................................Custodian of Assets
 4..............................................................................Distribution of The Policies
 5..............................................................................The Variable Account
 6..............................................................................Not Applicable
 7..............................................................................Not Applicable
 8..............................................................................Not Applicable
 9..............................................................................Legal Proceedings
10..............................................................................Information About The Policies;
                                                                                How The Cash Value Varies; Right
                                                                                to Exchange for a Fixed Benefit
                                                                                Policy; Reinstatement; Other Policy
                                                                                Provisions
11..............................................................................Investments of The Variable
                                                                                Account
12 .............................................................................The Variable Account
13 .............................................................................Policy Charges Reinstatement
14 .............................................................................Underwriting and Issuance
                                                                                Premium Payments Minimum
                                                                                Requirements for Issuance of a Policy
15 .............................................................................Investments of the Variable
                                                                                Account; Premium Payments
16 .............................................................................Underwriting and Issuance-
                                                                                Allocation of Cash Value
17..............................................................................Surrendering The Policy for Cash
18..............................................................................Reinvestment
19..............................................................................Not Applicable
20..............................................................................Not Applicable
21..............................................................................Policy Loans
22..............................................................................Not Applicable
23.............................................................................. Not Applicable
24..............................................................................Not Applicable
25..............................................................................Nationwide Life and Annuity Insurance
                                                                                Company
26..............................................................................Not Applicable
27..............................................................................Nationwide Life and Annuity Insurance
                                                                                Company
28..............................................................................Company Management
29..............................................................................Company Management
30..............................................................................Not Applicable
31..............................................................................Not Applicable
32..............................................................................Not Applicable
33..............................................................................Not Applicable
34..............................................................................Not Applicable
35..............................................................................Nationwide Life and Annuity Insurance
                                                                                Company
36..............................................................................Not Applicable
37..............................................................................Not Applicable
38..............................................................................Distribution of The Policies
39..............................................................................Distribution of The Policies
40..............................................................................Not Applicable

N-8B-2 ITEM                                                                     CAPTION IN PROSPECTUS
41(a)...........................................................................Distribution of The Policies
42..............................................................................Not Applicable
43..............................................................................Not Applicable
44..............................................................................How The Cash Value Varies
45..............................................................................Not Applicable
46..............................................................................How The Cash Value Varies
47..............................................................................Not Applicable
48..............................................................................Custodian of Assets
49..............................................................................Not Applicable
50..............................................................................Not Applicable
51..............................................................................Summary of The Policies;
                                                                                Information About The Policies
52..............................................................................Substitution of Securities
53..............................................................................Taxation of The Company
54..............................................................................Not Applicable
55..............................................................................Not Applicable
56..............................................................................Not Applicable
57..............................................................................Not Applicable
58..............................................................................Not Applicable
59..............................................................................Financial Statements

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                   HOME OFFICE
                                 P.O. BOX 182150
                              ONE NATIONWIDE PLAZA
                            COLUMBUS, OHIO 43218-2150
                       (800) 533-5622, TDD 1-800-238-3035

                MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
             ISSUED BY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-A

The life insurance policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on the Insured named in the Policy. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VL Separate Account-A (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus, meet the definition of life insurance contracts under Section 7702 of the Internal Revenue Code (the "Code"). The Policies are designed to generally require the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five or more annual Guideline Level Premiums under death benefit Option 2.


The Policy Owner may allocate net premiums and Cash Value to one or more of the Sub-Accounts and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of one or more of the following Underlying Mutual Fund options:


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.,                    NATIONWIDE SEPARATE ACCOUNT TRUST:
A MEMBER OF THE AMERICAN CENTURY(SM)                                - Capital Appreciation Fund
FAMILY OF INVESTMENTS                                               - Government Bond Fund
     - American Century VP Advantage                                - Money Market Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:                          - Total Return Fund
     -VIP Growth Portfolio                                     NEUBERGER & BERMAN ADVISERS MANAGEMENT
                                                               TRUST:
                                                                    - Balanced Portfolio



Nationwide Life and Annuity Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy Data Pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force.


This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option" located in this prospectus.


THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC INFORMATION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN THE VARIABLE ACCOUNT FUND OPTIONS INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Cash Value.

BENEFICIARY- The person to whom the Death Proceeds are paid.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life and Annuity Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 4%.

GUIDELINE SINGLE PREMIUM- The amount of single premium calculated in accordance with the provisions of the Code. It represents the single premium required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 6%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 95th birthday.

MINIMUM PREMIUM- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount that must be paid during the first five Policy Years to continue the Policy in force.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.


NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of The New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.


NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account, or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The Portion of the Cash Value which results from Policy Loans.

POLICY OWNER- The person designated in the Policy application as the Owner.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page. It is used to calculate the Initial Specified Amount.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.


SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.

SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered.


UNDERLYING MUTUAL FUND- A registered open-end management investment company in which the assets of the Sub-Accounts will be invested.


UNSCHEDULED PREMIUM- Additional premium payments which may be allowed under certain conditions.


VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading of the Underlying Mutual Fund shares that the current Cash Value might be materially affected.

VALUATION PERIOD- A period commencing with the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.


VARIABLE ACCOUNT- A separate investment account of Nationwide Life and Annuity Insurance Company.

                                TABLE OF CONTENTS

GLOSSARY OF TERMS............................................................................................2
SUMMARY OF THE POLICIES......................................................................................6
         Variable Life Insurance.............................................................................6
         The Variable Account and its Sub-Accounts...........................................................6
         The Fixed Account...................................................................................6
         Deductions and Charges..............................................................................6
         Premiums............................................................................................7
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY................................................................7
THE VARIABLE ACCOUNT.........................................................................................8
         Nationwide Advisory Services, Inc. .................................................................8
         Investments of the Variable Account.................................................................8
         American Century Variable Portfolios, Inc., a member of the American Century(sm) Family of
         Investments.........................................................................................9
         Fidelity Variable Insurance Products Fund...........................................................9
         Nationwide Separate Account Trust...................................................................9
         Neuberger & Berman Advisers Management Trust.......................................................10
         Reinvestment.......................................................................................10
         Transfers..........................................................................................10
         Dollar Cost Averaging..............................................................................11
         Substitution of Securities.........................................................................11
         Voting Rights......................................................................................11
INFORMATION ABOUT THE POLICIES..............................................................................12
         Underwriting and Issuance..........................................................................12
         Minimum Requirements for Issuance of a Policy......................................................12
         Premium Payments...................................................................................12
         Allocation of Cash Value...........................................................................12
         Short-Term Right to Cancel the Policy..............................................................13
POLICY CHARGES..............................................................................................13
         Deductions from Premiums...........................................................................13
         Surrender Charges..................................................................................13
         Reductions to Surrender Charges....................................................................14
         Deductions from Cash Value.........................................................................14
         Monthly Cost of Insurance..........................................................................14
         Monthly Administrative Charge......................................................................14
         Deductions from the Sub-Accounts...................................................................15
         Expenses of the Underlying Mutual Funds............................................................15
HOW THE CASH VALUE VARIES...................................................................................15
         How the Investment Experience is Determined........................................................16
         Net Investment Factor..............................................................................16
         Determining the Contract Value.....................................................................16
         Valuation Periods and Valuation Dates..............................................................16
SURRENDERING THE POLICY FOR CASH............................................................................16
         Right to Surrender.................................................................................16
         Cash Surrender Value...............................................................................17
         Partial Surrenders.................................................................................17
         Maturity Proceeds..................................................................................17
         Income Tax Withholding.............................................................................17
POLICY LOANS................................................................................................17
         Taking a Policy Loan...............................................................................17
         Effect on Investment Performance...................................................................17
         Interest...........................................................................................18
         Effect on Death Benefit and Cash Value.............................................................18
         Repayment..........................................................................................18
HOW THE DEATH BENEFIT VARIES................................................................................18
         Calculation of the Death Benefit...................................................................18
         Proceeds Payable on Death..........................................................................19
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY................................................................19
CHANGES OF INVESTMENT POLICY................................................................................20
GRACE PERIOD................................................................................................20
         First Five Policy Years............................................................................20

         Policy Years Six and After.........................................................................20
         All Policy Years...................................................................................20
REINSTATEMENT...............................................................................................20
THE FIXED ACCOUNT OPTION....................................................................................21
CHANGES IN EXISTING INSURANCE COVERAGE......................................................................21
         Specified Amount Increases.........................................................................21
         Specified Amount Decreases.........................................................................21
         Changes in the Death Benefit Option................................................................21
OTHER POLICY PROVISIONS.....................................................................................22
         Policy Owner.......................................................................................22
         Beneficiary........................................................................................22
         Assignment.........................................................................................22
         Incontestability...................................................................................22
         Error in Age or Sex................................................................................22
         Suicide............................................................................................22
         Nonparticipating Policies..........................................................................23
LEGAL CONSIDERATIONS........................................................................................23
DISTRIBUTION OF THE POLICIES................................................................................23
CUSTODIAN OF ASSETS.........................................................................................23
TAX MATTERS.................................................................................................23
         Policy Proceeds....................................................................................23
         Withholding........................................................................................24
         Federal Estate and Generatinon Skipping Transfer Taxes.............................................24
         Non-Resident Aliens................................................................................25
         Taxation of the Company............................................................................25
         Tax Changes........................................................................................25
THE COMPANY.................................................................................................26
COMPANY MANAGEMENT..........................................................................................26
         Directors of the Company...........................................................................26
         Executive Officers of the Company..................................................................27
OTHER CONTRACTS ISSUED BY THE COMPANY.......................................................................28
STATE REGULATION............................................................................................28
REPORTS TO POLICY OWNERS....................................................................................28
ADVERTISING.................................................................................................28
YEAR 2000 COMPLIANCE ISSUES.................................................................................29
LEGAL PROCEEDINGS...........................................................................................29
EXPERTS.....................................................................................................29
REGISTRATION STATEMENT......................................................................................29
LEGAL OPINIONS..............................................................................................29
APPENDIX 1..................................................................................................30
APPENDIX 2..................................................................................................31
FINANCIAL STATEMENTS........................................................................................48


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN
THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR
THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN
ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE


The variable life insurance Policies offered by the Company are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Policy Owner pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.



However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the minimum premium requirement in order for the Policy to continue in force. The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2.


The Policies are designed to avoid classification as modified endowment contracts under Section 7702A of the Code which provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions in the same way as annuities are taxed. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund ("NSAT Money Market Fund") (for any Net Premiums allocated to a Sub-Account on the application) or to the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Term Right to Cancel Policy"). Assets of each Sub-Account are invested at Net Asset Value in shares of a corresponding Underlying Mutual Fund option. Assets of each Sub-Account are invested at Net Asset Value in shares of a corresponding Underlying Mutual Fund option. For a description of the Underlying Mutual Fund options and their investment objectives, see the "Investments of the Variable Account" section.


THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. (The Company may reduce this sales loading at its sole discretion.) The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance; plus

     2. monthly cost of any additional benefits provided by riders to the Policy; plus

     3. a current administrative expense charge of $5. This charge may be increased at the sole discretion of the Company but may not exceed $7.50.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equal on an annual basis to 0.80% of the Variable Account assets.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

        Issue                  Male                  Female                 Male                 Female
         Age                Non-Tobacco           Non-Tobacco             Standard              Standard
         25                   $5.878                 $5.537                $6.680                $5.945
         35                    7.260                  6.712                 8.559                 7.373
         45                   11.159                 10.160                13.244                11.151
         55                   15.275                 13.375                18.373                14.686
         65                   23.821                 20.553                27.943                22.165


Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund (see "Expenses of the Underlying Mutual Funds").


PREMIUMS

The minimum Initial Premium for which a Policy may be issued is $2,000. A Policy may be issued to an Insured up to age 75.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short Term Right to Cancel Policy").


The Initial Premium is due on the Policy Date. It will be credited on the initial investment date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy Data Page.

Premiums, other than the Initial Premium may be made at any time the Policy is in force subject to the limits described below. During the first five Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium in order for the Policy to continue in force. The Minimum Premium is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.

We will send Scheduled Premium payment reminder notices to you. We will send them according to the premium mode shown on the Policy Data Page.

You may pay the Initial Premium at the Home Office or to an authorized agent. All premiums after the first are payable at the Home Office. Premium receipts will be furnished upon request.


Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. We may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


The Company, formerly Financial Horizons Life Insurance Company, is a stock life insurance company organized under the laws of the State of Ohio in February 1981. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a provider of life insurance and annuities. The Contracts are distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS").

                              THE VARIABLE ACCOUNT


The Variable Account was established by the Company on August 8, 1984. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"). The Company, One Nationwide Plaza, Columbus, Ohio 43215 serves as Trustee for the trust. NAS, Three Nationwide Plaza, Columbus, Ohio serves as principal underwriter for the trust. Registration does not involve supervision of the management of the Variable Account or the Company by the SEC.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").


Net Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts (see "Tax Matters"). The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Funds designated by the Policy Owner.

NATIONWIDE ADVISORY SERVICES, INC.

The Contracts are distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio, 43215. NAS is a wholly-owned subsidiary of Nationwide Life Insurance Company.


INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the NSAT Money Market Fund. At the end of this period, the Cash Value in that Sub-Account will be transferred to the Variable Account based on the Underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel the Policy"). Additional Premium Payments, upon acceptance, will be allocated to NSAT Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

Each of the Underlying Mutual Fund options is a registered management investment company which received investment advice from a registered investment adviser:


     1) American Century Variable Portfolios, Inc., managed by American Century Investment Management, Inc., an affiliate of American Century Companies, Inc.;

     2) Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;

     3)   Nationwide Separate Account Trust, managed by NAS; and

     4) Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman management Incorporated.


The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Policy purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. These Underlying Mutual Fund options are available only to serve as the underlying investment vehicle for variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURYSM FAMILY OF INVESTMENTS

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its shares only as investment vehicles for variable annuity contracts and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.


       -AMERICAN CENTURY VP ADVANTAGE
       Investment Objective: Current income and capital growth. The fund will seek to achieve its objective by investing in three types of securities. The fund's investment manager intends to invest approximately (i) 20% of the fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e., cash or cash equivalents; (ii) 40% of the fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to ten years; and (iii) 40% of the fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. Assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the Fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities. There can be no assurance that the Fund will achieve its investment objective.

(Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc. refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Policy Owners will receive cash from the Company.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND


The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and it's portfolios..

       -VIP GROWTH PORTFOLIO
       Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short term notes, for defensive purposes when it believes market conditions warrant.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company organized under the laws of Massachusetts. NSAT offers shares in the Funds listed below, each with its own investment objectives. Shares of NSAT will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets NSAT are managed by NAS, of Three Nationwide Plaza, Columbus, Ohio 43215, a wholly-owned subsidiary of Nationwide Life Insurance Company.

       -CAPITAL APPRECIATION FUND


       Investment Objective: Long-term growth by investing primarily in a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.


       -GOVERNMENT BOND FUND
       Investment Objective: As high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

       -MONEY MARKET FUND

       Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.


       -TOTAL RETURN FUND
       Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks..


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

Neuberger & Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger & Berman Management Incorporated.

       -BALANCED PORTFOLIO
       Investment Objective: To provide long-term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The Investment Adviser anticipates that the Balanced Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the Investment Adviser's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities.

REINVESTMENT

The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

TRANSFERS


The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Policy Owner's Cash Value in each Sub-Account will be determined as of the date the transfer request is received in good order at the Home Office. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value.


The Policy Owner may annually transfer a portion of the value of the Fixed Account to the Variable Account and a portion of the Variable Account to the Fixed Account, without penalty or adjustment. The Company reserves the right to limit the amount of Cash Value transferred out of the Fixed Account each Policy Year. Transfers from the Fixed Account must be made within 30 days after the termination date of the interest rate guarantee period.


Transfers may be made once per Valuation Date and may be made either in writing or, in states allowing such transfers, by telephone. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions, and providing written confirmation thereof to both the Policy owner and any agent of record at the last address of record; or other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Policy Owner. The Company may withdraw the telephone exchange privilege upon 30 days written notice to Policy Owners.

Policies described in this prospectus may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to Process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept:

         (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner; or

         (2) the transfer or exchange instructions of individual Policy Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time.

The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

DOLLAR COST AVERAGING


If the Contract Value is $15,000 or more, the Policy Owner may direct the Company to automatically transfer amounts from the NSAT Money Market Fund, NSAT Government Bond Fund or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves a right to assess a processing fee for this service.


SUBSTITUTION OF SECURITIES


If shares of the above Underlying Mutual Funds should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Fund options should become inappropriate the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another Underlying Mutual Fund for Underlying Mutual Fund shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the SEC.


VOTING RIGHTS


Voting rights under the Policies apply only with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes, permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has the voting interest under a Policy. The number of shares in each sub-account for which the Policy Owner may give voting instructions is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the Net Asset Value of one share of that Underlying Mutual Fund. The number of shares which may be voted will be determined as of a date chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual
Funds, proxy material and a form with which to give voting instructions.


Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Policies participating in the Variable Account.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment advisor or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment advisor, is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments under death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2. At issue, the Policy Owner selects a Scheduled Premium level. This Scheduled Premium is used to determine the initial Specified Amount. The minimum Scheduled Premium is $2,000. Policies may be issued to Insureds with issue ages 75 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

PREMIUM PAYMENTS

The Initial Premium for a Policy is payable in full at the Home Office. The effective date of insurance coverage is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living.


Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first 5 Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the minimum premium requirement in order for the Policy to continue in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.


Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy by additional premiums (see "Tax Matters").

ALLOCATION OF CASH VALUE


At the time a Policy is issued, its Cash Value will be based on the NSAT Money Market Fund value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date the premium was received in good order by the Company. When the Policy is issued, the Net Premiums will be allocated to the NSAT Money Market Fund (for any Net Premiums Allocated to a Sub-Account on the Application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Net Premiums not designated for the Fixed Account will be placed in the NSAT Money Market Fund. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Fund options specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.


SHORT-TERM RIGHT TO CANCEL POLICY
A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness as prescribed by the state in which the Policy was issued within seven days after it receives the Policy.



                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment (the Company may reduce this sales loading at its sole discretion). The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.

SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).


        Issue                  Male                  Female                 Male                 Female
         Age                Non-Tobacco           Non-Tobacco             Standard              Standard
         25                   $5.878                 $5.537                $6.680                $5.945
         35                    7.260                  6.712                 8.559                 7.373
         45                   11.159                 10.160                13.244                11.151
         55                   15.275                 13.375                18.373                14.686
         65                   23.821                 20.553                27.943                22.165

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

           Issue                       Charge per $1,000 of
            Age                      Initial Specified Amount
           0-39                               $3.50
           40-59                              $5.00
           60-75                              $6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account or partial surrenders have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. The purpose of the sales surrender charge component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

REDUCTIONS TO SURRENDER CHARGES
The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                         Surrender Charge                          Surrender Charge
      Completed          as a % of Initial        Completed        as a % of Initial
    Policy Years         Surrender Charges      Policy Years       Surrender Charges
          0                    100%                   5                   85%
          1                    100%                   6                   80%
          2                    100%                   7                   75%
          3                     95%                   8                   50%
          4                     90%                   9+                   0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance charges; plus

       2.     monthly cost of any additional benefits provided by Riders; plus

       3.     monthly administrative expense charge.


These deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.


MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it will then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on a simplified basis are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on a preferred basis are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco. For Policies issued in Texas, guaranteed cost of insurance rates for Standard-Simplified issues ("Special Class-Simplified" in Texas) are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rates for Policies issued on a simplified or preferred basis will not exceed the rates in the appropriate table. The cost of insurance rates per $1,000 of net amount at risk is less for Policies issued on a preferred basis as compared to a simplified basis.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain policies on a "Simplified Issue" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Simplified Issue basis, actual rates for healthy individuals will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are issued on a Preferred basis.

MONTHLY ADMINISTRATIVE CHARGE

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $5 per month. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $7.50 per month.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.


To compensate the Company for assuming these risks associated with the Policies, the Company deducts a daily Mortality and Expense Risk Charge from the assets of the Sub-Accounts. This charge is equivalent to an annual effective rate of 0.80% of the daily Net Asset Value of the Variable Account. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for taxes against the Variable Account if the Company determines that taxes will be incurred.

EXPENSES OF THE UNDERLYING MUTUAL FUNDS

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:


--------------------------------------------------------------------------------------------------------------
                                                                    Management       Other     Total Expenses
                                                                       Fees        Expenses
--------------------------------------------------------------------------------------------------------------
American Century Variable  Portfolios,  Inc.- American Century VP        1.00%          0.00%         1.00%
Advantage
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio*                                           0.60%          0.09%         0.69%
--------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund                                           0.60%          0.09%         0.69%
--------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund                                                0.50%          0.08%         0.58%
--------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund                                                   0.40%          0.08%         0.48%
--------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund                                                   0.60%          0.07%         0.67%
--------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management Trust-Balanced Portfolio            0.85%          0.19%         1.04%
--------------------------------------------------------------------------------------------------------------

   *The investment adviser has voluntarily agreed to reimburse a potion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement. "Management Fees" and "Other Expenses" for the Fidelity VIP Growth Portfolio would have been 0.60% and 0.09%.


The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12-b1 fees, fee waivers or expense reimbursement arrangements.

The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premiums applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED


The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


NET INVESTMENT FACTOR

The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)    is the net of:


       (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; plus

       (2) the per share amount of any dividend or capital gain distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.


(c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of .80% of the daily net assets of the Variable Account.


The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for the Mortality and Expense Risk Charge.


DETERMINING THE CONTRACT VALUE


The Contract Value is the sum of the value of all Accumulation Units and amounts allocated and credited to the Fixed Account. The number of Accumulation Units credited to each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account for the Valuation Period during which the purchase payment is received by the Company. If part or all of the Contract Value is surrendered or changes or deductions are made against the Contract Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in the Variable Account and the Fixed Account bears to the total Contract Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.


VALUATION PERIODS AND VALUATION DATES


A Valuation Period is the period commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading that the current Variable Account Contract Value might be materially affected.


                        SURRENDERING THE POLICY FOR CASH


RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. The written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation or other guarantor institution as defined by the federal securities laws and regulations. In some cases, the Company may require additional documentation of a customary nature.

CASH SURRENDER VALUE


The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.


PARTIAL SURRENDERS


After the Policy has been in force for 5 Policy Years, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

     1. The maximum partial surrender in any Policy Year is limited to 10% of the total premium payments;

     2.   The minimum partial surrender is $500; and

     3. After the partial surrender, the Policy continues to qualify as life insurance.


When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Sub-Accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Sub-Accounts.


Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The Maturity Proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the policy exceeds the employer's interest in the policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

TAKING A POLICY LOAN

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value less interest due on the next Policy Anniversary. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Surrender Value in the Sub-Accounts and 100% of the Cash Surrender Value in the Fixed Account less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $1,000 ($200 in Connecticut). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.


Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by federal securities laws and regulations. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE


When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-

Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


INTEREST

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer.

Policy loans will be currently credited interest daily at an annual effective rate of 5.1%. This rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on Policy loans at any time at its sole discretion. This earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Underlying Mutual Fund allocation factors in effect at the time of the transfer.

The loan interest rate is 6% per year for all Policy loans. Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the death benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT


All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $1,000 ($50 in Connecticut). The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.


                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects a desired Scheduled Premium level. The Scheduled Premium is used to determine the initial Specified Amount. Under death benefit Option 1, the initial Specified Amount is determined by treating the Scheduled Premium as 20% of the Guideline Single Premium. Under death benefit Option 2, the initial Specified Amount is determined by treating the Scheduled Premium as the Guideline Level Premium. For either death benefit option, the initial Specified Amount will be set at such a level such that payment of the Scheduled Premiums will not result in the Policy being classified as a modified endowment contract (see "Tax Matters").

The following table illustrates the Initial Specified Amount that results from a $2,000 Scheduled Premium payment.

                                 Male                              Female
      Issue                  Non-Tobacco                        Non-Tobacco
       Age            Option 1          Option 2         Option 1          Option 2
       30              $85,779          $75,378           $99,541          $93,577
       35              $68,165          $61,559           $79,212          $76,497
       40              $54,111          $50,082           $63,070          $62,320
       45              $43,165          $40,605           $50,599          $50,633
       50              $34,675          $32,791           $40,824          $40,958
       55              $28,136          $26,852           $33,171          $32,949
       60              $23,176          $22,867           $27,141          $26,301
       65              $19,474          $19,474           $22,369          $22,168

Generally, for a given Scheduled Premium, the initial Specified Amount is greater for non-tobacco than standard and females than males. The Specified Amount is shown in the Policy.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

       The term "Applicable Percentage" means:

          1. when the Insured is Attained Age 40 or less at the beginning of a Policy Year, and

          2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
      0-40              250%               60              130%               80              105%
       41               243%               61              128%               81              105%
       42               236%               62              126%               82              105%
       43               229%               63              124%               83              105%
       44               222%               64              122%               84              105%

       45               215%               65              120%               85              105%
       46               209%               66              119%               86              105%
       47               203%               67              118%               87              105%
       48               197%               68              117%               88              105%
       49               191%               69              116%               89              105%

       50               185%               70              115%               90              105%
       51               178%               71              113%               91              104%
       52               171%               72              111%               92              103%
       53               164%               73              109%               93              102%
       54               157%               74              107%               94              101%

       55               150%               75              105%               95              100%
       56               146%               76              105%
       57               142%               77              105%
       58               138%               78              105%
       59               134%               79              105%

PROCEEDS PAYABLE ON DEATH

The actual Proceeds payable on the Insured's death will be the death benefit as described above less any Policy Indebtedness, and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability," "Error in Age or Sex" and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY


The Company may materially change the investment policy of a Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable Nationwide Life and Annuity General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of a change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new Policy will not be affected by the investment experience of any Variable Account. The new Policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of the conversion.


                                  GRACE PERIOD

FIRST FIVE POLICY YEARS

This Policy will not lapse during the first five Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

       (1) Is the sum of all premiums paid to date minus any Policy Indebtedness; and

       (2) Is the sum of monthly Minimum Premiums since the Policy Date including the monthly Minimum Premium for the current Monthly Anniversary Day.


If (1) is less than (2), a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse. The Policy will be terminated with the return of any available Cash Surrender Value. The Cash Surrender Value will be calculated as of the beginning of the Grace Period. The Policy Owner may also elect in writing to have the Policy placed on Extended Term Insurance.


POLICY YEARS SIX AND AFTER

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction for insurance costs, administrative expenses and other benefits, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current monthly deduction plus an amount equal to three times the current monthly deduction.

ALL POLICY YEARS

The Company will send a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:


1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date; -


2.   providing evidence of insurability satisfactory to the Company;

3. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period;

4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

       (1)    the Cash Value at the end of the Grace Period; or

       (2) the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION


Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning to the accuracy and completeness of statements made in prospectuses.


As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's general assets (General Account). The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the fifth Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

       (1)    the request must be applied for in writing;

       (2)    satisfactory evidence of insurability must be provided;

       (3)    the increase must be for a minimum of $10,000;

       (4) the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

       (5)    age limits are the same as a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES


After the fifth Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any decrease will reduce insurance in the following order:


       (1) against insurance provided by the most recent increase;

       (2) against the next most recent increases successively; and

       (3) against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       (1)    reduce the Specified Amount to less than $10,000; or

       (2) disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the fifth Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. The Company reserves the right to require evidence of insurability for either change. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the Policy as a life insurance contract.


                             OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Owner's estate.

BENEFICIARY


The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.


The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.


If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the Death Proceeds will be paid to the Policy Owner or the Policy Owner's estate.


ASSIGNMENT


While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.


INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

       (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

       (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

       (3) is the Cash Value at the time of the Insured's death.

SUICIDE


If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for the additional benefit.

NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS


On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.


                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, NAS, a wholly-owned subsidiary of Nationwide Life Insurance Company.

NAS acts a general distributor for Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account and Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, Nationwide Investing Foundation III, and Nationwide Asset Allocation Trust, which are open-end management investment companies.


Gross first year commissions paid by the Company on the sale of these Policies plus fees for marketing services provided by the General Distributor are not more than 26% of the Scheduled Premium plus 5% of any excess premium payments. Gross renewal commissions paid by the Company will not exceed 5% of actual premium payments.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS


Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code. Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (See "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of distributions unless the Policy Owner is over age 59 1/2 or disabled. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual," as that term is defined in the Code, are excludable from gross income.


It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A (c) of the Code.


In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy failing to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.


The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.


A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.


WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding which cannot be waived. The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.


FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES


The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, for 1998, an estate of less than $625,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.


When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.


If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, the transfer may be subject to a federal gift tax. In addition, if the Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.


The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes,


State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

NON-RESIDENT ALIENS


Predeath distributions from Modified Endowment Contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, for any distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and (for distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A predeath distribution may not be subject to withholding where the recipient sufficiently establishes to the Company that the payment is effectively connected to the recipient's conduct of a trade or business in the United States and that the payment is includable in the recipient's gross income for United States federal income tax purposes. Any distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.




TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, investment income and realized capital gains are automatically applied to increase reserves under the Policies

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis taxes may be incurred, it reserves the right to assess a charge for taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for taxes may be made.

TAX CHANGES


The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, state law (which is not discussed herein) may affect the tax consequences of the Policy.


If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


The Company serves as depositor for Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, and Nationwide VA Separate Account-C, each of which is a registered investment company.


The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. The Company shares employees with Nationwide Mutual Insurance Company, Nationwide Life Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT
Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.


  DIRECTORS OF THE DEPOSITOR NAME AND      POSITIONS AND OFFICERS WITH DEPOSITOR             PRINCIPAL OCCUPATION
       PRINCIPAL BUSINESS ADDRESS
Lewis J. Alphin                                           Director                  Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                                Director                  Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Keith W. Eckel                                            Director                  Partner, Fred W. Eckel Sons;
1647 Falls Road                                                                     President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                          Director                  Retired General  Manager,  Lyon County
301 East Marshall Street                                                            Co-operative Oil Company (1)
Marshall, MN 44691

Fred C. Finney                                            Director                  Owner  and  Operator,  Moreland  Fruit
1558 West Moreland Road                                                             Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.                                 Director                  Chief  Executive  Officer,  Fuellgraf
600 South Washington Street                                                         Electric Company (1)
Butler, PA 16001



Joseph J. Gasper                          President and Chief  Operating  Officer   President and Chief Operating Officer,
One Nationwide Plaza                      and Director                              Nationwide Life Insurance  Company and
Columbus, OH 43215                                                                  Nationwide Life and Annuity  Insurance
                                                                                    Company (2)

Dimon R. McFerson                         Chairman and Chief Executive              Chairman and Chief Executive
One Nationwide Plaza                      Officer-Nationwide Insurance Enterprise   Officer-Nationwide Insurance
Columbus, OH 43215                        and Director                              Enterprise (2)

David O. Miller                           Chairman of the Board and Director        President, Owen Potato Farm, Inc.;
115 Sprague Drive                                                                   Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                      Director                  Senior Vice President-General Manager
Suite 1600                                                                          Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                               Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                                   (2)

C. Ray Noecker                                            Director                  Owner and Operator Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103

James F. Patterson                                        Director                  Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                                  President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                          Director                  President and Chief Executive Officer,
1356 North Wenger Road                                                              K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                         Director                  Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                                 Mining (1)
Jewett, OH 43986

Nancy C. Thomas                                           Director                  Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                          Farms (1)
Louisville, OH 44641

Harold W. Weihl                                          Director                   Farm Owner and Operator, Weihl Farms
14282 King Road                                                                     (1)
Bowling Green, OH 43402

----------------------------

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of NAS, a registered broker-dealer.

Messrs. McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation and Nationwide Investing Foundation III, registered investment companies. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF THE COMPANY

            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS
Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

W. Sidney Druen                                   Senior Vice President and General Counsel and Assistant
One Nationwide Plaza                              Secretary
Columbus, OH 43215

Harvey S. Galloway, Jr.                           Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

EXECUTIVE OFFICERS OF THE COMPANY

            OFFICERS OF THE DEPOSITOR                         OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS
Matthew S. Easley                            Vice President-Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

Timothy E. Murphy                            Vice President-Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                              Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                               Vice President-Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215


                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.


In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.


                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company . The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.

                           YEAR 2000 COMPLIANCE ISSUES


The Company has developed a plan to address issues related to the year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of other users since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company's parent, Nationwide Life Insurance Company (NLIC), charges all costs associated with these system changes as the costs are incurred.

Operating expenses for NLIC in 1997 including approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. NLIC anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.


The General Distributor, NAS, is not engaged in any material litigation of any nature.


                                     EXPERTS


The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT


A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                                 LEGAL OPINIONS


Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $50,599. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $514.09 ($10.160 x 50.599 = $514.09).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $68,165. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender value is calculated using the method illustrated above. (Specified Amount in thousands $68.165 x 7.260 = 494.88 total first year surrender charge). Because the fifth Policy Year has been completed, the total initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (Also see "Reductions to Surrender Charges"). In this case, $494.88 x 85% = $420.65.

Initial Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.

---------------------- ---------------------- --------------------- --------------------- ----------------------
        ISSUE                  MALE                  FEMALE                 MALE                 FEMALE
         AGE                NON-TOBACCO           NON-TOBACCO             STANDARD              STANDARD
---------------------- ---------------------- --------------------- --------------------- ----------------------
         25                   $5.878                 $5.537                $6.680                $5.945
---------------------- ---------------------- --------------------- --------------------- ----------------------
         35                    7.260                  6.712                 8.559                 7.373
---------------------- ---------------------- --------------------- --------------------- ----------------------
         45                   11.159                 10.160                13.244                11.151
---------------------- ---------------------- --------------------- --------------------- ----------------------
         55                   15.275                 13.375                18.373                14.686
---------------------- ---------------------- --------------------- --------------------- ----------------------
         65                   23.821                 20.553                27.943                22.165
---------------------- ---------------------- --------------------- --------------------- ----------------------

Reductions to Surrender Charges.

---------------------------- --------------------------- --------------------------- --------------------------
                                  SURRENDER CHARGE                                       SURRENDER CHARGE
         COMPLETED               AS A % OF INITIAL               COMPLETED               AS A % OF INITIAL
       POLICY YEARS              SURRENDER CHARGES              POLICY YEARS             SURRENDER CHARGES
---------------------------- --------------------------- --------------------------- --------------------------
             0                          100%                         5                          85%
---------------------------- --------------------------- --------------------------- --------------------------
             1                          100%                         6                          80%
---------------------------- --------------------------- --------------------------- --------------------------
             2                          100%                         7                          75%
---------------------------- --------------------------- --------------------------- --------------------------
             3                           95%                         8                          50%
---------------------------- --------------------------- --------------------------- --------------------------
             4                           90%                         9+                          0%
---------------------------- --------------------------- --------------------------- --------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are 8% higher than those shown. In addition, the guaranteed maximum Surrender Charge in subsequent years in Pennsylvania are reduced in the following manner:

                  SURRENDER CHARGE                       SURRENDER CHARGE                       SURRENDER CHARGE
  COMPLETED       AS A % OF INITIAL      COMPLETED      AS A % OF INITIAL       COMPLETED      AS A % OF INITIAL
 POLICY YEARS     SURRENDER CHARGES    POLICY YEARS     SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES
      0                 100%                 5                 83%                 10                 46%
      1                  98%                 6                 75%                 11                 37%
      2                  95%                 7                 70%                 12                 28%
      3                  92%                 8                 65%                 13                 14%
      4                  88%                 9                 55%                 14+                 0%

The illustrations of current values are the same for Pennsylvania. However, the guaranteed maximum Surrender Charges are slightly higher in Pennsylvania. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                              CASH SURRENDER VALUES
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy debt, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and their are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of .80% of the daily Net Asset Value of the Variable Account. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.70% of the daily Net Asset Value of the Variable Account.

Considering current charges for mortality and expense risks and Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50%.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard (including non-tobacco). Policies issued on a substandard basis would result in lower Cash Values and death benefits than those illustrated.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $5 and is guaranteed not to exceed $7.50. Current values reflect a current monthly administrative expense charge of $5 and guaranteed values reflect the $7.50 maximum monthly administrative charge under the Policy. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                 $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
    1       2,000    2,100    1,671    1,189    43,165    1,776    1,294    43,165    1,882    1,400    43,165

    2       2,000    4,305    3,314    2,832    43,165    3,629    3,147    43,165    3,956    3,475    43,165

    3       2,000    6,620    4,930    4,448    43,165    5,561    5,080    43,165    6,244    5,763    43,165

    4       2,000    9,051    6,520    6,062    43,165    7,578    7,121    43,165    8,769    8,312    43,165

    5       2,000   11,604    8,081    7,647    43,165    9,682    9,248    43,165   11,555   11,122    43,165

    6           0   12,184    7,755    7,346    43,165    9,906    9,497    43,165   12,549   12,140    43,165

    7           0   12,793    7,421    7,036    43,165   10,130    9,745    43,165   13,639   13,254    43,165

    8           0   13,433    7,077    6,716    43,165   10,352    9,991    43,165   14,837   14,475    43,165

    9           0   14,105    6,724    6,483    43,165   10,573   10,332    43,165   16,153   15,913    43,165

   10           0   14,810    6,357    6,357    43,165   10,790   10,790    43,165   17,601   17,601    43,165


   15           0   18,901    4,293    4,293    43,165   11,788   11,788    43,165   27,419   27,419    43,165

   20           0   24,124    1,573    1,573    43,165   12,424   12,424    43,165   43,700   43,700    53,315

   25           0   30,788      (*)      (*)       (*)   12,121   12,121    43,165   69,987   69,987    81,185

   30           0   39,295      (*)      (*)       (*)    9,520    9,520    43,165  112,321  112,321   120,183

   35           0   50,151      (*)      (*)       (*)    1,656    1,656    43,165  181,129  181,129   190,185

--------------------------

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE   BENEFIT    VALUE   VALUE     BENEFIT   VALUE    VALUE     BENEFIT
    1       2,000    2,100    1,578    1,096    43,165    1,680    1,199    43,165    1,783    1,302    43,165

    2       2,000    4,305    3,125    2,643    43,165    3,429    2,947    43,165    3,745    3,263    43,165

    3       2,000    6,620    4,642    4,160    43,165    5,248    4,766    43,165    5,904    5,422    43,165

    4       2,000    9,051    6,128    5,671    43,165    7,141    6,684    43,165    8,282    7,825    43,165

    5       2,000   11,604    7,584    7,151    43,165    9,114    8,680    43,165   10,906   10,472    43,165

    6           0   12,184    7,145    6,735    43,165    9,192    8,783    43,165   11,713   11,304    43,165

    7           0   12,793    6,687    6,302    43,165    9,253    8,868    43,165   12,590   12,204    43,165

    8           0   13,433    6,207    5,846    43,165    9,293    8,931    43,165   13,542   13,180    43,165

    9           0   14,105    5,700    5,459    43,165    9,306    9,065    43,165   14,575   14,334    43,165

   10           0   14,810    5,162    5,162    43,165    9,288    9,288    43,165   15,698   15,698    43,165


   15           0   18,901    1,838    1,838    43,165    8,541    8,541    43,165   23,071   23,071    43,165

   20           0   24,124      (*)      (*)       (*)    5,812    5,812    43,165   35,129   35,129    43,165

   25           0   30,788      (*)      (*)       (*)      (*)      (*)       (*)   55,050   55,050    63,858

   30           0   39,295      (*)      (*)       (*)      (*)      (*)       (*)   86,609   86,609    92,671

   35           0   50,151      (*)      (*)       (*)      (*)      (*)       (*)  137,483  137,483   144,357

----------------------

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
    1       2,000    2,100    1,673    1,220    42,278    1,778    1,325    42,384    1,884    1,431    42,489

    2       2,000    4,305    3,314    2,861    43,919    3,628    3,175    44,233    3,954    3,501    44,560

    3       2,000    6,620    4,921    4,468    45,526    5,550    5,097    46,155    6,230    5,777    46,835

    4       2,000    9,051    6,496    6,066    47,102    7,548    7,118    48,154    8,731    8,301    49,337

    5       2,000   11,604    8,036    7,628    48,641    9,623    9,215    50,228   11,478   11,071    52,084

    6       2,000   14,284    9,541    9,156    50,146   11,777   11,392    52,382   14,497   14,112    55,102

    7       2,000   17,098   11,010   10,647    51,615   14,012   13,650    54,617   17,813   17,451    58,419

    8       2,000   20,053   12,442   12,102    53,047   16,331   15,991    56,936   21,457   21,117    62,062

    9       2,000   23,156   13,838   13,612    54,444   18,737   18,511    59,343   25,461   25,234    66,066

   10       2,000   26,414   15,195   15,195    55,801   21,231   21,231    61,836   29,859   29,859    70,465

   15       2,000   45,315   21,582   21,582    62,187   35,358   35,358    75,964   59,598   59,598   100,203

   20       2,000   69,439   26,779   26,779    67,385   52,067   52,067    92,672  107,276  107,276   147,882

   25       2,000  100,227   30,327   30,327    70,932   71,359   71,359   111,964  183,588  183,588   224,194

   30       2,000  139,522   31,312   31,312    71,917   92,666   92,666   133,272  305,356  305,356   345,961

   35       2,000  189,673   28,568   28,568    69,173  114,920  114,920   155,526  499,671  499,671   540,277

-----------------------

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR      PAID     AT 5%    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
    1       2,000    2,100    1,582    1,129    42,187    1,684    1,231    42,289    1,787    1,334    42,392

    2       2,000    4,305    3,125    2,672    43,731    3,428    2,975    44,033    3,743    3,289    44,348

    3       2,000    6,620    4,630    4,177    45,235    5,232    4,779    45,837    5,884    5,431    46,489

    4       2,000    9,051    6,095    5,665    46,701    7,099    6,668    47,704    8,228    7,798    48,833

    5       2,000   11,604    7,520    7,112    48,125    9,028    8,620    49,633   10,794   10,386    51,400

    6       2,000   14,284    8,902    8,516    49,507   11,021   10,636    51,626   13,603   13,218    54,208

    7       2,000   17,098   10,238    9,876    50,843   13,076   12,714    53,681   16,676   16,313    57,281

    8       2,000   20,053   11,526   11,187    52,132   15,193   14,853    55,799   20,036   19,697    60,642

    9       2,000   23,156   12,763   12,536    53,368   17,370   17,144    57,975   23,709   23,483    64,315

   10       2,000   26,414   13,944   13,944    54,550   19,606   19,606    60,211   27,723   27,723    68,328


   15       2,000   45,315   18,921   18,921    59,526   31,610   31,610    72,215   54,111   54,111    94,716

   20       2,000   69,439   21,873   21,873    62,479   44,610   44,610    85,215   95,085   95,085   135,690

   25       2,000  100,227   21,755   21,755    62,360   57,469   57,469    98,075  158,326  158,326   198,931

   30       2,000  139,522   16,799   16,799    57,404   67,891   67,891   108,497  255,411  255,411   296,016

   35       2,000  189,673    4,017    4,017    44,622   71,414   71,414   112,019  403,362  403,362   443,967


------------------------

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
    1       5,000    5,250    4,298    3,025   114,019    4,565    3,293   114,019    4,833    3,561   114,019

    2       5,000   10,763    8,526    7,254   114,019    9,328    8,055   114,019   10,162    8,889   114,019

    3       5,000   16,551   12,684   11,412   114,019   14,295   13,023   114,019   16,037   14,765   114,019

    4       5,000   22,628   16,775   15,566   114,019   19,480   18,272   114,019   22,522   21,313   114,019

    5       5,000   29,010   20,793   19,648   114,019   24,888   23,742   114,019   29,675   28,530   114,019

    6           0   30,460   20,097   19,016   114,019   25,607   24,525   114,019   32,370   31,288   114,019

    7           0   31,983   19,382   18,364   114,019   26,334   25,316   114,019   35,329   34,311   114,019

    8           0   33,582   18,644   17,690   114,019   27,068   26,114   114,019   38,581   37,626   114,019

    9           0   35,261   17,886   17,250   114,019   27,811   27,175   114,019   42,160   41,523   114,019

   10           0   37,024   17,098   17,098   114,019   28,555   28,555   114,019   46,097   46,097   114,019


   15           0   47,254   12,658   12,658   114,019   32,294   32,294   114,019   72,813   72,813   114,019

   20           0   60,309    6,803    6,803   114,019   35,667   35,667   114,019  117,021  117,021   142,765

   25           0   76,971      (*)      (*)       (*)   37,655   37,655   114,019  188,506  188,506   218,667

   30           0   98,237      (*)      (*)       (*)   35,905   35,905   114,019  303,905  303,905   325,179

   35           0  125,378      (*)      (*)       (*)   25,759   25,759   114,019  491,641  491,641   516,223

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN
     ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3)  NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT
     RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT

    1       5,000    5,250    4,165    2,893   114,019    4,429    3,156   114,019    4,692    3,420   114,019

    2       5,000   10,763    8,254    6,981   114,019    9,039    7,767   114,019    9,857    8,584   114,019

    3       5,000   16,551   12,266   10,994   114,019   13,841   12,569   114,019   15,545   14,273   114,019

    4       5,000   22,628   16,203   14,994   114,019   18,844   17,635   114,019   21,814   20,605   114,019

    5       5,000   29,010   20,065   18,920   114,019   24,057   22,912   114,019   28,728   27,583   114,019

    6           0   30,460   19,197   18,115   114,019   24,557   23,476   114,019   31,147   30,065   114,019

    7           0   31,983   18,292   17,274   114,019   25,039   24,022   114,019   33,788   32,770   114,019

    8           0   33,582   17,344   16,390   114,019   25,496   24,542   114,019   36,673   35,719   114,019

    9           0   35,261   16,344   15,708   114,019   25,920   25,284   114,019   39,826   39,190   114,019

   10           0   37,024   15,285   15,285   114,019   26,302   26,302   114,019   43,276   43,276   114,019


   15           0   47,254    8,778    8,778   114,019   27,287   27,287   114,019   66,314   66,314   114,019

   20           0   60,309      (*)      (*)       (*)   25,345   25,345   114,019  104,483  104,483   127,470

   25           0   76,971      (*)      (*)       (*)   16,770   16,770   114,019  166,137  166,137   192,719

   30           0   98,237      (*)      (*)       (*)      (*)      (*)       (*)  264,541  264,541   283,058

   35           0  125,378      (*)      (*)       (*)      (*)      (*)       (*)  423,713  423,713   444,899

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
     ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3)  NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT
     RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH    ACCUM   NET SURR  NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT     VALUE     VALUE     BENEFIT
    1       5,000    5,250    4,313    3,157   107,834    4,580    3,425    108,101     4,848     3,693    108,369

    2       5,000   10,763    8,545    7,390   112,066    9,347    8,192    112,868    10,180     9,025    113,702

    3       5,000   16,551   12,696   11,541   116,217   14,305   13,149    117,826    16,043    14,888    119,565

    4       5,000   22,628   16,767   15,669   120,288   19,463   18,366    122,984    22,493    21,396    126,015

    5       5,000   29,010   20,750   19,711   124,272   24,822   23,782    128,343    29,582    28,542    133,103

    6       5,000   35,710   24,650   23,668   128,171   30,393   29,411    133,914    37,376    36,394    140,898

    7       5,000   42,746   28,462   27,538   131,984   36,180   35,256    139,701    45,945    45,021    149,467

    8       5,000   50,133   32,186   31,319   135,707   42,190   41,323    145,711    55,366    54,500    158,887

    9       5,000   57,889   35,822   35,245   139,344   48,433   47,856    151,954    65,727    65,150    169,249

   10       5,000   66,034   39,365   39,365   142,886   54,912   54,912    158,433    77,117    77,117    180,638


   15       5,000  113,287   56,148   56,148   159,669   91,733   91,733    195,254   154,255   154,255    257,776

   20       5,000  173,596   70,150   70,150   173,671  135,657  135,657    239,179   278,346   278,346    381,867

   25       5,000  250,567   80,391   80,391   183,912  187,059  187,059    290,580   477,700   477,700    581,221

   30       5,000  348,804   84,916   84,916   188,437  245,176  245,176    348,697   797,182   797,182    900,704

   35       5,000  474,182   81,221   81,221   184,742  308,270  308,270    411,791 1,309,263 1,309,263  1,412,784

-----------------------------

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH    ACCUM   NET SURR  NET DEATH
  YEAR      PAID     AT 5%    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT     VALUE    VALUE     BENEFIT
    1       5,000    5,250    4,186    3,031   107,707    4,450    3,294    107,971     4,713     3,558    108,235

    2       5,000   10,763    8,281    7,126   111,803    9,067    7,911    112,588     9,884     8,728    113,405

    3       5,000   16,551   12,285   11,130   115,806   13,856   12,701    117,377    15,555    14,400    119,077

    4       5,000   22,628   16,195   15,098   119,716   18,823   17,725    122,344    21,778    20,680    125,299

    5       5,000   29,010   20,010   18,970   123,531   23,971   22,931    127,492    28,603    27,564    132,125

    6       5,000   35,710   23,726   22,744   127,247   29,303   28,321    132,824    36,090    35,108    139,611

    7       5,000   42,746   27,339   26,415   130,860   34,821   33,897    138,343    44,299    43,375    147,820

    8       5,000   50,133   30,842   29,975   134,363   40,527   39,660    144,048    53,298    52,431    156,819

    9       5,000   57,889   34,229   33,651   137,750   46,418   45,841    149,939    63,158    62,581    166,680

   10       5,000   66,034   37,495   37,495   141,016   52,497   52,497    156,018    73,963    73,963    177,484


   15       5,000  113,287   51,792   51,792   155,313   85,710   85,710    189,231   145,608   145,608    249,129

   20       5,000  173,596   61,807   61,807   165,328  123,228  123,228    226,749   258,515   258,515    362,037

   25       5,000  250,567   65,529   65,529   169,050  163,419  163,419    266,940   435,826   435,826    539,347

   30       5,000  348,804   59,582   59,582   163,103  202,566  202,566    306,087   713,500   713,500    817,021

   35       5,000  474,182   38,307   38,307   141,828  233,039  233,039    336,560 1,146,772 1,146,772  1,250,293

-------------------------------

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       NET
           ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH   ACCUM   NET SURR   NET DEATH
  YEAR      PAID    AT 5%     VALUE    VALUE    BENEFIT   VALUE   VALUE     BENEFIT    VALUE     VALUE     BENEFIT
    1      20,000   21,000   17,246   12,639   301,625   18,318   13,711    301,625    19,392    14,784    301,625

    2      20,000   43,050   34,218   29,611   301,625   37,437   32,830    301,625    40,785    36,178    301,625

    3      20,000   66,203   50,937   46,329   301,625   57,415   52,807    301,625    64,419    59,812    301,625

    4      20,000   90,513   67,401   63,024   301,625   78,293   73,916    301,625    90,540    86,163    301,625

    5      20,000  116,038   83,596   79,449   301,625  100,104   95,958    301,625   119,413   115,266    301,625

    6           0  121,840   80,906   76,989   301,625  103,165   99,249    301,625   130,500   126,583    301,625

    7           0  127,932   78,117   74,431   301,625  106,271  102,585    301,625   142,715   139,029    301,625

    8           0  134,329   75,201   71,746   301,625  109,404  105,948    301,625   156,179   152,723    301,625

    9           0  141,045   72,145   69,841   301,625  112,561  110,257    301,625   171,043   168,739    301,625

   10           0  148,097   68,954   68,954   301,625  115,755  115,755    301,625   187,493   187,493    301,625


   15           0  189,014   49,393   49,393   301,625  131,395  131,395    301,625   300,823   300,823    348,954

   20           0  241,235   19,138   19,138   301,625  144,329  144,329    301,625   486,304   486,304    520,345

   25           0  307,884      (*)      (*)       (*)  150,363  150,363    301,625   788,319   788,319    827,735

   30           0  392,947      (*)      (*)       (*)  140,942  140,942    301,625 1,271,902 1,271,902  1,335,497

   35           0  501,511      (*)      (*)       (*)   91,006   91,006    301,625 2,036,854 2,036,854  2,138,697

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN
        ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                      NET
           ANNUAL  PREMIUMS   ACCUM   SURR    NET DEATH   ACCUM  NET SURR   NET DEATH     ACCUM   NET SURR   NET DEATH
  YEAR      PAID     AT 5%    VALUE   VALUE    BENEFIT    VALUE    VALUE     BENEFIT      VALUE     VALUE     BENEFIT
    1      20,000   21,000   16,107   11,499   301,625   17,145   12,537     301,625      18,184    13,577    301,625

    2      20,000   43,050   31,880   27,273   301,625   34,965   30,358     301,625      38,177    33,570    301,625

    3      20,000   66,203   47,335   42,728   301,625   53,516   48,908     301,625      60,208    55,601    301,625

    4      20,000   90,513   62,478   58,101   301,625   72,847   68,470     301,625      84,527    80,150    301,625

    5      20,000  116,038   77,313   73,166   301,625   93,015   88,869     301,625     111,425   107,279    301,625

    6           0  121,840   73,076   69,159   301,625   94,193   90,277     301,625     120,222   116,306    301,625

    7           0  127,932   68,523   64,837   301,625   95,142   91,456     301,625     129,796   126,110    301,625

    8           0  134,329   63,592   60,137   301,625   95,804   92,348     301,625     140,230   136,774    301,625

    9           0  141,045   58,215   55,911   301,625   96,119   93,815     301,625     151,628   149,325    301,625

   10           0  148,097   52,319   52,319   301,625   96,021   96,021     301,625     164,123   164,123    301,625


   15           0  189,014   12,046   12,046   301,625   86,589   86,589     301,625     250,337   250,337    301,625

   20           0  241,235      (*)      (*)       (*)   47,333   47,333     301,625     398,663   398,663    426,569

   25           0  307,884      (*)      (*)       (*)      (*)      (*)         (*)     638,828   638,828    670,769

   30           0  392,947      (*)      (*)       (*)      (*)      (*)         (*)   1,011,794 1,011,794  1,062,384

   35           0  501,511      (*)      (*)       (*)      (*)      (*)         (*)   1,573,016 1,573,016  1,651,667

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)     GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                    NET
        ANNUAL   PREMIUMS   ACCUM   SURR   NET DEATH    ACCUM    NET SURR  NET DEATH     ACCUM     NET SURR   NET DEATH
  YEAR   PAID     AT 5%     VALUE   VALUE   BENEFIT     VALUE      VALUE    BENEFIT      VALUE       VALUE     BENEFIT
   1    20,000    21,000   17,298   13,151  288,760     18,370     14,223    289,832     19,442      15,296    290,904

   2    20,000    43,050   34,246   30,099  305,708     37,457     33,310    308,919     40,796      36,650    312,258

   3    20,000    66,203   50,855   46,709  322,317     57,299     53,153    328,761     64,265      60,118    335,727

   4    20,000    90,513   67,116   63,176  338,578     77,914     73,975    349,376     90,050      86,111    361,512

   5    20,000   116,038   82,994   79,262  354,456     99,296     95,564    370,758    118,353     114,621    389,815

   6    20,000   142,840   98,503   94,979  369,965    121,487    117,963    392,949    149,439     145,914    420,901

   7    20,000   170,982  113,634  110,317  385,096    144,508    141,191    415,970    183,581     180,264    455,043

   8    20,000   200,531  128,361  125,251  399,823    168,362    165,252    439,824    221,062     217,952    492,524

   9    20,000   231,558  142,677  140,604  414,139    193,075    191,002    464,537    262,215     260,141    533,677

  10    20,000   264,136  156,599  156,599  428,061    218,694    218,694    490,156    307,428     307,428    578,890


  15    20,000   453,150  220,839  220,839  492,301    362,421    362,421    633,883    611,568     611,568    883,030

  20    20,000   694,385  269,646  269,646  541,108    528,498    528,498    799,960  1,094,741   1,094,741  1,366,203

  25    20,000 1,002,269  297,796  297,796  569,258    715,032    715,032    986,494  1,862,319   1,862,319  2,133,781

  30    20,000 1,395,216  298,297  298,297  569,759    917,183    917,183  1,188,645  3,083,762   3,083,762  3,355,224

  35    20,000 1,896,726  258,982  258,982  530,444  1,122,561  1,122,561  1,394,023  5,029,049   5,029,049  5,300,511

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN
        ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                     NET
        ANNUAL   PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH   ACCUM   NET SURR  NET DEATH
  YEAR   PAID     AT 5%     VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT     VALUE     VALUE    BENEFIT
   1    20,000    21,000   16,210   12,063   287,672   17,247   13,100   288,709     18,285    14,139    289,747

   2    20,000    43,050   31,952   27,805   303,414   35,022   30,876   306,484     38,219    34,072    309,681

   3    20,000    66,203   47,218   43,071   318,680   53,335   49,189   324,797     59,956    55,809    331,418

   4    20,000    90,513   61,989   58,049   333,451   72,181   68,242   343,643     83,654    79,715    355,116

   5    20,000   116,038   76,238   72,506   347,700   91,550   87,818   363,012    109,481   105,749    380,943

   6    20,000   142,840   89,938   86,414   361,400  111,428  107,903   382,890    137,619   134,095    409,081

   7    20,000   170,982  103,059   99,742   374,521  131,797  128,480   403,259    168,266   164,949    439,728

   8    20,000   200,531  115,551  112,441   387,013  152,620  149,510   424,082    201,620   198,510    473,082

   9    20,000   231,558  127,364  125,291   398,827  173,857  171,783   445,319    237,898   235,825    509,360

  10    20,000   264,136  138,455  138,455   409,917  195,468  195,468   466,930    277,344   277,344    548,806


  15    20,000   453,150  181,584  181,584   453,046  307,734  307,734   579,196    532,612   532,612    804,074

  20    20,000   694,385  196,954  196,954   468,416  418,925  418,925   690,387    917,807   917,807  1,189,269

  25    20,000 1,002,269  169,899  169,899   441,361  509,435  509,435   780,897  1,493,080 1,493,080  1,764,542

  30    20,000 1,395,216   81,828   81,828   353,290  549,586  549,586   821,048  2,351,116 2,351,116  2,622,578

  35    20,000 1,896,726      (*)      (*)       (*)  486,060  486,060   757,522  3,623,823 3,623,823  3,895,285

----------------------------

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                 CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                      NET
           ANNUAL PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH    ACCUM   NET SURR   NET DEATH
  YEAR      PAID    AT 5%    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT     VALUE     VALUE     BENEFIT
    1      20,000   21,000   16,645   11,758   205,135   17,701   12,814   205,135     18,758    13,871    205,135

    2      20,000   43,050   33,017   28,131   205,135   36,177   31,290   205,135     39,465    34,578    205,135

    3      20,000   66,203   49,143   44,256   205,135   55,501   50,614   205,135     62,382    57,496    205,135

    4      20,000   90,513   65,029   60,387   205,135   75,738   71,096   205,135     87,796    83,154    205,135

    5      20,000  116,038   80,710   76,312   205,135   96,991   92,593   205,135    116,069   111,671    205,135

    6           0  121,840   77,395   73,241   205,135   99,418   95,265   205,135    126,538   122,385    205,135

    7           0  127,932   73,834   69,925   205,135  101,795   97,885   205,135    138,136   134,227    205,135

    8           0  134,329   70,003   66,338   205,135  104,116  100,452   205,135    151,043   147,378    205,135

    9           0  141,045   65,862   63,418   205,135  106,373  103,930   205,135    165,468   163,025    205,135

   10           0  148,097   61,348   61,348   205,135  108,539  108,539   205,135    181,661   181,661    205,135


   15           0  189,014   30,920   30,920   205,135  117,386  117,386   205,135    293,969   293,969    308,667

   20           0  241,235      (*)      (*)       (*)  120,208  120,208   205,135    474,058   474,058    497,761

   25           0  307,884      (*)      (*)       (*)  107,590  107,590   205,135    758,927   758,927    796,873

   30           0  392,947      (*)      (*)       (*)   47,357   47,357   205,135  1,218,524 1,218,524  1,230,709

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                      NET
          ANNUAL  PREMIUMS   ACCUM    SURR   NET DEATH   ACCUM  NET SURR  NET DEATH  ACCUM  NET SURR  NET DEATH
  YEAR     PAID     AT 5%    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
    1      20,000   21,000   14,230    9,343   205,135   15,214   10,328   205,135   16,202   11,315   205,135

    2      20,000   43,050   28,144   23,257   205,135   31,031   26,145   205,135   34,044   29,157   205,135

    3      20,000   66,203   41,777   36,891   205,135   47,543   42,656   205,135   53,805   48,918   205,135

    4      20,000   90,513   55,164   50,522   205,135   64,856   60,214   205,135   75,819   71,177   205,135

    5      20,000  116,038   68,334   63,937   205,135   83,094   78,697   205,135  100,492   96,094   205,135

    6           0  121,840   62,097   57,943   205,135   82,032   77,879   205,135  106,803  102,650   205,135

    7           0  127,932   55,116   51,207   205,135   80,353   76,444   205,135  113,610  109,701   205,135

    8           0  134,329   47,214   43,549   205,135   77,903   74,238   205,135  120,984  117,319   205,135

    9           0  141,045   38,178   35,734   205,135   74,497   72,054   205,135  129,034  126,590   205,135

   10           0  148,097   27,769   27,769   205,135   69,925   69,925   205,135  137,916  137,916   205,135


   15           0  189,014      (*)      (*)       (*)   18,507   18,507   205,135  205,673  205,673   215,956

   20           0  241,235      (*)      (*)       (*)      (*)      (*)       (*)  325,362  325,362   341,630

   25           0  307,884      (*)      (*)       (*)      (*)      (*)       (*)  505,449  505,449   530,722

   30           0  392,947      (*)      (*)       (*)      (*)      (*)       (*)  791,368  791,368   799,282

-----------------------------

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                 CURRENT VALUES

                                0.00% HYPOTHETICAL          6.00% HYPOTHETICAL            12.00% HYPOTHETICAL
                              GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

                                     NET                         NET
          ANNUAL PREMIUMS    ACCUM    SURR   NET DEATH   ACCUM    SURR   NET DEATH    ACCUM    NET SURR  NET DEATH
  YEAR    PAID     AT 5%     VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT     VALUE      VALUE    BENEFIT
    1     20,000     21,000   16,573  11,934    211,311   17,621  12,983    212,360     18,671    14,032    213,410

    2     20,000     43,050   32,689  28,050    227,427   35,805  31,166    230,544     39,048    34,409    233,787

    3     20,000     66,203   48,339  43,700    243,077   54,560  49,922    249,299     61,291    56,652    256,030

    4     20,000     90,513   63,488  59,081    258,226   73,868  69,461    268,607     85,547    81,141    280,286

    5     20,000    116,038   78,126  73,951    272,865   93,736  89,561    288,475    112,008   107,833    306,747

    6     20,000    142,840   92,247  88,304    286,985  114,173 110,230    308,912    140,884   136,941    335,623

    7     20,000    170,982  105,798 102,087    300,537  135,144 131,433    329,883    172,364   168,652    367,102

    8     20,000    200,531  118,773 115,294    313,512  156,656 153,177    351,395    206,698   203,219    401,436

    9     20,000    231,558  131,149 128,829    325,887  178,700 176,381    373,439    244,149   241,830    438,888

   10     20,000    264,136  142,874 142,874    337,613  201,240 201,240    395,978    284,977   284,977    479,716


   15     20,000    453,150  192,576 192,576    387,315  322,885 322,885    517,624    554,333   554,333    749,071

   20     20,000    694,385  220,318 220,318    415,057  452,791 452,791    647,530    970,524   970,524  1,165,262

   25     20,000  1,002,269  217,526 217,526    412,265  581,357 581,357    776,096  1,613,629 1,613,629  1,808,368

   30     20,000  1,395,216  173,599 173,599    368,338  693,275 693,275    888,014  2,610,356 2,610,356  2,805,095

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN
        ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                GUARANTEED VALUES

                              0.00% HYPOTHETICAL          6.00% HYPOTHETICAL            12.00% HYPOTHETICAL
                            GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

                                   NET SURR                    NET SURR
        ANNUAL PREMIUMS    ACCUM            NET DEATH  ACCUM            NET DEATH   ACCUM    NET SURR  NET DEATH
 YEAR    PAID     AT 5%    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE    BENEFIT
   1     20,000    21,000   14,089    9,450   208,828   15,058   10,419   209,797     16,030    11,391    210,768

   2     20,000    43,050   27,502   22,863   222,240   30,300   25,661   225,039     33,219    28,580    227,957

   3     20,000    66,203   40,213   35,574   234,951   45,698   41,060   240,437     51,650    47,012    246,389

   4     20,000    90,513   52,188   47,781   246,926   61,213   56,807   255,952     71,405    66,999    266,144

   5     20,000   116,038   63,376   59,201   258,115   76,787   72,612   271,526     92,556    88,381    287,294

   6     20,000   142,840   73,708   69,765   268,447   92,338   88,395   287,077    115,158   111,215    309,897

   7     20,000   170,982   83,097   79,386   277,835  107,761  104,050   302,500    139,256   135,545    333,995

   8     20,000   200,531   91,429   87,949   286,167  122,921  119,442   317,659    164,871   161,392    359,609

   9     20,000   231,558   98,595   96,275   293,333  137,676  135,356   332,414    192,025   189,705    386,763

  10     20,000   264,136  104,503  104,503   299,242  151,896  151,896   346,635    220,762   220,762    415,500


  15     20,000   453,150  113,030  113,030   307,768  211,043  211,043   405,782    391,195   391,195    585,933

  20     20,000   694,385   75,773   75,773   270,511  232,666  232,666   427,405    610,524   610,524    805,263

  25     20,000 1,002,269      (*)      (*)       (*)  178,177  178,177   372,915    875,543   875,543  1,070,282

  30     20,000 1,395,216      (*)      (*)       (*)      (*)      (*)       (*)  1,181,544 1,181,544  1,376,283

(1)     ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)     GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.
(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-A:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A as of December 31, 1997, and the results of its operations and its changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                        NATIONWIDE VL SEPARATE ACCOUNT-A

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997



ASSETS:

   Investments at market value:

      American Century VP - American Century VP Advantage (ACVPAdv)
         65,673 shares (cost $340,971) ............................       $433,439

      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,145 shares (cost $29,326) ..............................         42,484

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         427 shares (cost $8,167) .................................          9,058

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         1,238 shares (cost $13,601) ..............................         14,091

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         1,125 shares (cost $1,125) ...............................          1,125

      Nationwide SAT - Total Return Fund (NSATTotRe)
         1,231 shares (cost $15,685) ..............................         20,160

      Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)
         623 shares (cost $9,748) .................................         11,083
                                                                          --------

            Total investments .....................................        531,440

   Accounts receivable ............................................             68
                                                                          --------

            Total assets ..........................................        531,508

ACCOUNTS PAYABLE ..................................................             --
                                                                          --------

CONTRACT OWNERS' EQUITY ...........................................       $531,508
                                                                          ========

                                                                                                                          ANNUAL
Contract owners' equity represented by:                            UNITS          UNIT VALUE                              RETURN
                                                                   -----          ----------                              -------

Multiple Payment Contracts and Flexible Premium Contracts:

      American Century VP -
        American Century VP Advantage ....................             511      $     15.906088       $     8,128             12%

      American Century VP -
        American Century VP Advantage
          Initial Funding by Depositor (note 1a) .........          25,000            17.013707           425,343             13%

      Fidelity VIP - Growth Portfolio ....................           1,734            24.509547            42,500             22%

      Nationwide SAT - Capital Appreciation Fund .........             368            24.563746             9,039             33%

      Nationwide SAT - Government Bond Fund ..............             841            16.735906            14,075              9%

      Nationwide SAT - Money Market Fund .................              88            12.754301             1,122              4%

      Nationwide SAT - Total Return Fund .................             716            28.233403            20,215             28%

      Neuberger & Berman AMT -
        Balanced Portfolio ...............................             593            18.694343            11,086             19%
                                                                 =========      ===============        ----------

                                                                                                       $  531,508
                                                                                                       ==========

See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                1997             1996             1995
                                                              ---------        ---------        ---------
INVESTMENT ACTIVITY:
   Reinvested dividends .................................     $   8,040           10,646           12,757
   Mortality and expense charges (note 3) ...............          (795)            (722)            (621)
                                                              ---------        ---------        ---------
      Net investment activity ...........................         7,245            9,924           12,136
                                                              ---------        ---------        ---------

   Proceeds from mutual fund shares sold ................        33,699           16,003           36,212
   Cost of mutual funds sold ............................       (28,831)         (14,209)         (35,326)
                                                              ---------        ---------        ---------
      Realized gain on investments ......................         4,868            1,794              886
   Change in unrealized gain on investments .............        29,307            8,266           53,488
                                                              ---------        ---------        ---------
      Net gain on investments ...........................        34,175           10,060           54,374
                                                              ---------        ---------        ---------
   Reinvested capital gains .............................        23,407           21,139              694
                                                              ---------        ---------        ---------
         Net increase in contract owners'
            equity resulting from operations ............        64,827           41,123           67,204
                                                              ---------        ---------        ---------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners ......        14,070           24,097           36,589
   Surrenders ...........................................       (23,075)          (6,042)            (164)
   Policy loans (net of repayments) (note 4) ............        13,620            3,498          (23,321)
   Deductions for surrender charges (note 2d) ...........        (4,334)              --               --
   Redemptions to pay cost of insurance charges
      and administration charges (notes 2b and 2c) ......        (8,935)         (12,114)         (12,670)
                                                              ---------        ---------        ---------
         Net increase (decrease) in equity transactions..        (8,654)           9,439              434
                                                              ---------        ---------        ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...................        56,173           50,562           67,638
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .............       475,335          424,773          357,135
                                                              ---------        ---------        ---------
CONTRACT OWNERS' EQUITY END OF PERIOD ...................     $ 531,508          475,335          424,773
                                                              =========        =========        =========



See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide VL Separate Account-A (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the American Century VP -- American Century VP Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

         The Company offers Modified Single Premium, Multiple Payment and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b) The Contracts

         Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been offered for purchase. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolio of the American Century Variable Portfolios, Inc.
                (American Century VP);
                American Century VP - American Century VP Advantage (ACVPAdv)

              Portfolio of the Fidelity Variable Insurance Products Fund
                (Fidelity VIP);
                Fidelity VIP - Growth Portfolio (FidVIPGr)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT)
                (managed for a fee by an affiliated investment advisor); Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd)
                Nationwide SAT - Money Market Fund (NSATMyMkt)
                Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolio of the Neuberger & Berman Advisers Management Trust
                (Neuberger & Berman AMT);
                Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)

         At December 31, 1997, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 and 1995 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

              Purchase payments totaling less than $25,000 - $90/year

              Purchase payments totaling $25,000 or more - $50/year

              The above charges are assessed against each contract by liquidating units.

              No charges were deducted from the initial funding, or from the earnings thereon.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

(3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter. At this time no single premium contracts are in force.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(6)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         -    Beginning unit value - Jan. 1

         -    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual funds.)

         -    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         -    Ending unit value - Dec. 31

         -    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I
                        NATIONWIDE VL SEPARATE ACCOUNT-A

            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                       ACVPAdv              ACVPAdv(+)         FidVIPGr           NSATCapAp           NSATGvtBd
                                     ------------         ------------       ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .999595             1.062482            .738304             .749108             .983193
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .816206              .871710           3.943560            5.577539             .496554
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.120712)             .000000           (.180513)           (.173568)           (.127092)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  15.906088            17.013707          24.509547           24.563746           16.735906
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 12%                  13%                22%                 33%                  9%
                                     ============         ============       ============        ============        ============


1996
Beginning unit value - Jan. 1        $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .945920              .998314           1.263661             .766553             .930103
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .260998              .278346           1.312893            3.061949            (.412550)
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.108836)             .000000           (.152310)           (.131065)           (.119235)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                  8%                   9%                14%                 25%                  3%
                                     ============         ============       ============        ============        ============


1995
Beginning unit value - Jan. 1        $  11.321934            11.822996          13.094007           11.465403           12.720514
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .411556              .431938            .072389             .653781             .903001
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                   1.477165             1.547921           4.544905            2.696528            1.472503
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.097738)             .000000           (.127349)           (.102482)           (.111085)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 16%                  17%                34%                 28%                 18%
                                     ============         ============       ============        ============        ============

                                           NSATMyMkt          NSATTotRe            NBAMTBal
                                         ------------        ------------        ------------
1997
Beginning unit value - Jan. 1               12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .640005            1.284328            1.058944
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            5.164704            1.999835
                                         ------------        ------------        ------------

Asset charges                                (.100447)           (.204402)           (.139959)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.754301           28.233403           18.694343
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 28%                 19%
                                         ============        ============        ============


1996
Beginning unit value - Jan. 1               11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .596995            1.217547            2.281380
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.737018           (1.262381)
                                         ------------        ------------        ------------

Asset charges                                (.096547)           (.158554)           (.121957)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 21%                  6%
                                         ============        ============        ============


1995
Beginning unit value - Jan. 1               11.176411           14.205723           12.118394
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .629782            1.413734             .308616
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.703396            2.562255
                                         ------------        ------------        ------------

Asset charges                                (.091898)           (.130091)           (.110784)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      5%                 28%                 23%
                                         ============        ============        ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

+ For Depositor, see note 1a.

See note 6.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1997 and 1996
                                ($000's omitted)

                                         Assets                                            1997               1996
                                         ------                                         ----------        ------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                           $  796,919         $  648,076
    Equity securities                                                                       14,767             12,254
  Mortgage loans on real estate, net                                                       218,852            150,997
  Real estate, net                                                                           2,824              1,090
  Policy loans                                                                                 215                126
  Short-term investments                                                                    18,968                492
                                                                                        ----------         ----------
                                                                                         1,052,545            813,035
                                                                                        ----------         ----------

Cash                                                                                         5,163              4,296
Accrued investment income                                                                   10,778              9,189
Deferred policy acquisition costs                                                           30,087             16,168
Other assets                                                                                15,624             37,482
Assets held in Separate Accounts                                                           891,101            486,251
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========

                          Liabilities and Shareholder's Equity
                          ------------------------------------
Future policy benefits and claims                                                       $  986,191         $   80,720
Funds withheld under coinsurance agreement with affiliate                                       --            679,571
Other liabilities                                                                           29,426             35,842
Liabilities related to Separate Accounts                                                   891,101            486,251
                                                                                        ----------         ----------
                                                                                         1,906,718          1,282,384
                                                                                        ----------         ----------

Commitments (notes 6 and 7)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares             2,640              2,640
  Additional paid-in capital                                                                52,960             52,960
  Retained earnings                                                                         35,812             25,209
  Unrealized gains on securities available-for-sale, net                                     7,168              3,228
                                                                                        ----------         ----------
                                                                                            98,580             84,037
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========



See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                  1997            1996           1995
                                                                                  ----            ----           ----
Revenues:
  Investment product and universal life insurance product policy charges       $ 11,244         $  6,656         $  4,322
  Traditional life insurance premiums                                               363              246              674
  Net investment income                                                          11,577           51,045           49,108
  Realized losses on investments                                                   (246)              (3)            (702)
  Other income                                                                    1,057               --               --
                                                                               --------         --------         --------
                                                                                 23,995           57,944           53,402
                                                                               --------         --------         --------
Benefits and expenses:
  Interest credited to policyholder account balances                              3,948           34,711           33,276
  Other benefits and claims                                                         433              813              904
  Amortization of deferred policy acquisition costs                               1,402            7,380            5,508
  Other operating expenses                                                        1,860            7,247            6,567
                                                                               --------         --------         --------
                                                                                  7,643           50,151           46,255
                                                                               --------         --------         --------

    Income before federal income tax expense                                     16,352            7,793            7,147

Federal income tax expense                                                        5,749            2,707            2,373
                                                                               --------         --------         --------

    Net income                                                                 $ 10,603         $  5,086         $  4,774
                                                                               ========         ========         ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                      Unrealized
                                                                                     gains (losses)
                                                           Additional                 on securities      Total
                                                 Common     paid-in     Retained      available-for-  shareholder's
                                                  stock     capital     earnings       sale, net         equity
                                                  -----     -------     --------       ---------         ------
December 31, 1994                                $2,640     $52,960     $15,349         $(3,703)        $ 67,246

  Net income                                         --          --       4,774              --            4,774
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           8,157            8,157
                                                 ------     -------     -------         -------         --------
December 31, 1995                                 2,640      52,960      20,123           4,454           80,177

  Net income                                         --          --       5,086              --            5,086
  Unrealized losses on securities available-
    for-sale, net                                    --          --          --          (1,226)          (1,226)
                                                 ------     -------     -------         -------         --------
December 31, 1996                                 2,640      52,960      25,209           3,228           84,037

  Net income                                         --          --      10,603              --           10,603
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           3,940            3,940
                                                 ------     -------     -------         -------         --------
December 31, 1997                                $2,640     $52,960     $35,812         $ 7,168         $ 98,580
                                                 ======     =======     =======         =======         ========


See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                              1997           1996           1995
                                                                              ----           ----           ----
Cash flows from operating activities:
  Net income                                                               $  10,603      $   5,086      $  4,774
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                       3,948         34,711        33,276
      Capitalization of deferred policy acquisition costs                    (20,099)       (19,987)       (6,754)
      Amortization of deferred policy acquisition costs                        1,402          7,380         5,508
      Commission and expense allowances under coinsurance
        agreement with affiliate                                                  --         26,473            --
      Amortization and depreciation                                              250          1,721           878
      Realized losses on invested assets, net                                    246              3           702
      Increase in accrued investment income                                   (1,589)          (725)         (423)
      Decrease (increase) in other assets                                     21,858        (32,539)           62
      Increase (decrease) in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                              228,898         (7,101)          627
      (Decrease) increase in other liabilities                                (7,488)        23,198         1,427
                                                                           ---------      ---------      --------
          Net cash provided by operating activities                          238,029         38,220        40,077
                                                                           ---------      ---------      --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                     95,366         73,966        41,729
  Proceeds from sale of securities available-for-sale                         30,431          2,480         3,070
  Proceeds from maturity of fixed maturity securities held-to-maturity            --             --        11,251
  Proceeds from repayments of mortgage loans on real estate                   15,199         10,975         8,673
  Proceeds from sale of real estate                                               --             --           655
  Proceeds from repayments of policy loans                                        67             23            50
  Cost of securities available-for-sale acquired                            (267,899)      (179,671)      (79,140)
  Cost of fixed maturity securities held-to maturity acquired                     --             --        (8,000)
  Cost of mortgage loans on real estate acquired                             (84,736)       (57,395)      (18,000)
  Cost of real estate acquired                                                   (13)            --           (10)
  Policy loans issued                                                           (155)           (55)          (66)
  Short-term investments, net                                                (18,476)         4,352        (4,479)
                                                                           ---------      ---------      --------
          Net cash used in investing activities                             (230,216)      (145,325)      (44,267)
                                                                           ---------      ---------      --------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                   6,952        200,575        46,247
  Decrease in investment product and universal life insurance
    product account balances                                                 (13,898)       (89,174)      (42,057)
                                                                           ---------      ---------      --------
          Net cash (used in) provided by financing activities                 (6,946)       111,401         4,190
                                                                           ---------      ---------      --------

Net increase in cash                                                             867          4,296            --

Cash, beginning of year                                                        4,296             --            --
                                                                           ---------      ---------      --------
Cash, end of year                                                          $   5,163      $   4,296      $
                                                                           =========      =========      ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1997, 1996 and 1995
                                ($000's omitted)

(1)      Organization and Description of Business

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life insurance and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.
         Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         (e)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Statements of Cash Flows

              The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 11. As such, the Company had no cash balance as of December 31, 1995.

         (i)  Recently Issued Accounting Pronouncements

              Statement of Financial Accounting Standards No. 130 - Reporting Comprehensive Income was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (j)  Reclassification

              Certain items in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                       Gross           Gross
                                                        Amortized    unrealized     unrealized   Estimated
                                                          cost         gains          losses     fair value
                                                          ----         -----          ------     ----------
  December 31, 1997:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  5,923     $    109      $     (27)     $  6,005
    Obligations of states and political subdivisions          267            5             --           272
    Debt securities issued by foreign governments           6,077           57             (1)        6,133
    Corporate securities                                  482,478       10,964           (509)      492,933
    Mortgage-backed securities                            285,224        6,458           (106)      291,576
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   779,969       17,593           (643)      796,919
  Equity securities                                        11,704        3,063             --        14,767
                                                         --------     --------      ---------      --------
                                                         $791,673     $ 20,656      $    (643)     $811,686
                                                         ========     ========      =========      ========

December 31, 1996:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  3,695     $      7      $     (78)     $  3,624
    Obligations of states and political subdivisions          269           --             (2)          267
    Debt securities issued by foreign governments           6,129          133             (8)        6,254
    Corporate securities                                  393,371        5,916         (1,824)      397,463
    Mortgage-backed securities                            236,839        4,621           (992)      240,468
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   640,303       10,677         (2,904)      648,076
  Equity securities                                        10,854        1,540           (140)       12,254
                                                         --------     --------      ---------      --------
                                                         $651,157     $ 12,217      $  (3,044)     $660,330
                                                         ========     ========      =========      ========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                  Amortized    Estimated
                                                    cost      fair value
                                                    ----      ----------
Fixed maturity securities available-for-sale:
  Due in one year or less                         $ 31,421     $ 31,623
  Due after one year through five years            231,670      235,764
  Due after five years through ten years           175,633      180,174
  Due after ten years                               56,021       57,782
                                                  --------     --------

                                                   494,745      505,343
Mortgage-backed securities                         285,224      291,576
                                                  --------     --------
                                                  $779,969     $796,919
                                                  ========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


                                                     1997         1996
                                                     ----         ----
Gross unrealized gains                              $20,013      $ 9,173
Adjustment to deferred policy acquisition costs      (8,985)      (4,207)
Deferred federal income tax                          (3,860)      (1,738)
                                                    -------      -------
                                                    $ 7,168      $ 3,228
                                                    =======      =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                 1997          1996          1995
                                                 ----          ----          ----
Securities available-for-sale:
  Fixed maturity securities                    $ 9,177       $(8,764)      $30,647
  Equity securities                              1,663           249         1,283
Fixed maturity securities held-to-maturity          --            --         3,941
                                               -------       -------       -------
                                               $10,840       $(8,515)      $35,871
                                               =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $30,431, $2,480 and $3,070, respectively. During
         1997, gross gains of $825 ($181 and $64 in 1996 and 1995, respectively) and gross losses of $1,124 (none and $6 in 1996 and 1995, respectively) were realized on those sales. See note 11.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

         As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

         The Company had no investments in mortgage loans on real estate considered to be impaired as of December 31, 1997. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1996 was $955, for which the related valuation allowance was $184. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $386 ($964 in 1996) and no interest income was recognized on those loans ($16 in
         1996), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                        1997      1996
                                                        ----      ----
Allowance, beginning of year                           $ 934      $750
  (Reductions) additions charged to operations           (53)      184
  Direct write-downs charged against the allowance      (131)       --
                                                       -----      ----
Allowance, end of year                                 $ 750      $934
                                                       =====      ====

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Real estate is presented at cost less accumulated depreciation of $153 as of December 31, 1997 ($108 as of December 31, 1996) and valuation allowances of $229 as of December 31, 1997 ($229 as of December 31,
         1996).

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1997 and 1996.

         An analysis of investment income by investment type follows for the years ended December 31:


                                                   1997        1996        1995
                                                   ----        ----        ----
Gross investment income:
  Securities available-for-sale:
    Fixed maturity securities                    $53,491     $40,552     $35,093
    Equity securities                                375         598         713
  Fixed maturity securities held-to-maturity          --          --       4,530
  Mortgage loans on real estate                   14,862       9,991       9,106
  Real estate                                        318         214         273
  Short-term investments                             899         507         348
  Other                                               90          57          41
                                                 -------     -------     -------
      Total investment income                     70,035      51,919      50,104
Less:
  Investment expenses                              1,386         874         996
  Net investment income ceded (note 11)           57,072          --          --
                                                 -------     -------     -------
      Net investment income                      $11,577     $51,045     $49,108
                                                 =======     =======     =======

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                  1997       1996       1995
                                                  ----       ----       ----
Fixed maturity securities available-for-sale     $(299)     $ 181      $(822)
Mortgage loans on real estate                       53       (184)       110
Real estate and other                               --         --         10
                                                 -----      -----      -----
                                                 $(246)     $  (3)     $(702)
                                                 =====      =====      =====

         Fixed maturity securities with an amortized cost of $3,383 and $3,403 as of December 31, 1997 and 1996, respectively, were on deposit with various regulatory agencies as required by law.


(4)      Future Policy Benefits

         The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.1%, 5.6% and 5.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax

         The Company's current federal income tax liability was $806 and $7,914 as of December 31, 1997 and 1996, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1997 and 1996 are as follows:

                                                       1997          1996
                                                       ----          ----
Deferred tax assets:
  Future policy benefits                            $ 13,168      $ 1,070
  Liabilities in Separate Accounts                     8,080        5,311
  Mortgage loans on real estate and real estate          336          407
  Other assets and other liabilities                      48        3,836
                                                    --------      -------
    Total gross deferred tax assets                   21,632       10,624
                                                    --------      -------

Deferred tax liabilities:
  Fixed maturity securities                            7,186        3,268
  Deferred policy acquisition costs                    6,159        2,131
  Equity securities                                    1,072          490
  Other                                                7,892           --
                                                    --------      -------
    Total gross deferred tax liabilities              22,309        5,889
                                                    --------      -------
                                                    $   (677)     $ 4,735
                                                    ========      =======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1997, 1996 and 1995 based on its analysis of future deductible amounts.

         Federal income tax expense for the years ended Decmber 31 was as follows:


                                    1997        1996        1995
                                    ----        ----        ----

Currently payable                  $2,458     $ 9,612      $2,012
Deferred tax expense (benefit)      3,291      (6,905)        361
                                   ------     -------      ------
                                   $5,749     $ 2,707      $2,373
                                   ======     =======      ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                    1997                 1996                  1995
                                             ------------------     ----------------     ----------------
                                              Amount        %       Amount       %        Amount       %
                                             ------------------     ----------------     ----------------
Computed (expected) tax expense               $5,723       35.0     $2,728     35.0      $2,501    35.0
Tax exempt interest and dividends
   received deduction                             --       (0.0)      (175)    (2.3)       (150)   (2.1)
Other, net                                        26       (0.2)       154      2.0          22     0.3
                                              ------       ----     ------     ----      ------    ----
      Total (effective rate of each year)     $5,749       35.2     $2,707     34.7      $2,373    33.2
                                              ======       ====     ======     ====      ======    ====

         Total federal income tax paid was $9,566, $2,335 and $1,314 during the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

(6)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 7.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:



                                                          1997                     1996
                                                  ------------------------ -----------------------
                                                  Carrying    Estimated     Carrying    Estimated
                                                   amount     fair value     amount     fair value
                                                  ------------------------ -----------------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturity securities                   $796,919     $796,919     $648,076     $648,076
      Equity securities                             14,767       14,767       12,254       12,254
    Mortgage loans on real estate, net             218,852      229,881      150,997      152,496
    Policy loans                                       215          215          126          126
    Short-term investments                          18,968       18,968          492          492
  Cash                                               5,163        5,163        4,296        4,296
  Assets held in Separate Accounts                 891,101      891,101      486,251      486,251

Liabilities
  Investment contracts                             980,263      950,105       75,417       72,262
  Policy reserves on life insurance contracts        5,928        6,076        5,303        5,390
  Liabilities related to Separate Accounts         891,101      868,056      486,251      471,125

(7)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $61,200 extending into 1998 were outstanding as of December 31, 1997. The Company also had $4,000 of commitments to purchase fixed maturity securities as of December 31, 1997.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (31% in 1996) in any geographic area and no more than 3% (5% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997 37% (42% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.


(8)      Pension Plan

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $257, $189 and $214, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

                                                                                   1997             1996              1995
                                                                                   ----             ----              ----
              Service cost (benefits earned during the period)                   $  77,303       $  75,466       $  64,524
              Interest cost on projected benefit obligation                        118,556         105,511          95,283
              Actual return on plan assets                                        (327,965)       (210,583)       (249,294)
              Net amortization and deferral                                        196,366         101,795         143,353
                                                                                 ---------       ---------       ---------
                                                                                 $  64,260       $  72,189       $  53,866
                                                                                 =========       =========       =========

         Basis for measurements, net periodic pension cost:

                                                                                      1997              1996              1995
                                                                                      ----              ----              ----
              Weighted average discount rate                                         6.50%             6.00%             7.50%
              Rate of increase in future compensation levels                         4.75%             4.25%             6.25%
              Expected long-term rate of return on plan assets                       7.25%             6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

                                                                                    1997             1996
                                                                                    ----             ----
              Accumulated benefit obligation:
                Vested                                                           $1,547,462       $1,338,554
                Nonvested                                                            13,531           11,149
                                                                                 ----------       ----------
                                                                                 $1,560,993       $1,349,703
                                                                                 ==========       ==========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date       $2,033,761       $1,847,828
                Plan assets at fair value                                         2,212,848        1,947,933
                                                                                 ----------       ----------
                  Plan assets in excess of projected benefit obligation             179,087          100,105
                Unrecognized prior service cost                                      34,658           37,870
                Unrecognized net gains                                             (330,656)        (201,952)
                Unrecognized net asset at transition                                 33,337           37,158
                                                                                 ----------       ----------
                                                                                 $  (83,574)      $  (26,819)
                                                                                 ==========       ==========

         Basis for measurements, funded status of plan:

                                                                    1997       1996
                                                                    ----       ----
              Weighted average discount rate                        6.00%     6.50%
              Rate of increase in future compensation levels        4.25%     4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, an affiliate.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Postretirement Benefits Other Than Pensions

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $891 and $840, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $94, $78 and $66, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:

                                                            1997           1996
                                                            ----           ----
Accrued postretirement benefit expense:
  Retirees                                               $  93,327      $  92,954
  Fully eligible, active plan participants                  31,580         23,749
  Other active plan participants                           112,951         83,986
                                                         ---------      ---------
    Accumulated postretirement benefit obligation          237,858        200,689
  Plan assets at fair value                                 69,165         63,044
                                                         ---------      ---------
    Plan assets less than accumulated postretirement
      benefit obligation                                  (168,693)      (137,645)
   Unrecognized transition obligation of affiliates          1,481          1,654
   Unrecognized net gains                                    1,576        (23,225)
                                                         ---------      ---------
                                                         $(165,636)     $(159,216)
                                                         =========      =========

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

                                                   1997          1996         1995
                                                   ----          ----         ----
Service cost (benefits attributed to employee
  service during the year)                        $ 7,077      $ 6,541      $ 6,235
Interest cost on accumulated postretirement
  benefit obligation                               14,029       13,679       14,151
Actual return on plan assets                       (3,619)      (4,348)      (2,657)
Amortization of unrecognized transition
  obligation of affiliates                            173          173        2,966
Net amortization and deferral                        (528)       1,830       (1,619)
                                                  -------      -------      -------
                                                  $17,132      $17,875      $19,076
                                                  =======      =======      =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Actuarial assumptions used for the measurement of the APBO as of December 31, 1997, 1996 and 1995 and the NPPBC for 1997, 1996 and 1995
         were as follows:

                                                                  1997      1996       1995
                                                                  ----      ----       ----
APBO:
  Discount rate                                                   6.70%      7.25%      6.75%
  Assumed health care cost trend rate:
      Initial rate                                               12.13%     11.00%     11.00%
      Ultimate rate                                               6.12%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

NPPBC:
  Discount rate                                                   7.25%      6.65%      8.00%
  Long term rate of return on plan assets, net of tax             5.89%      4.80%      8.00%
  Assumed health care cost trend rate:
      Initial rate                                               11.00%     11.00%     10.00%
      Ultimate rate                                               6.00%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $410 and the NPPBC for the year ended December 31, 1997 by $46.


(10)     Regulatory Risk-Based Capital and Dividend Restriction

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

         The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1997, 1996 and 1995 was $74,820, $71,390 and $54,978, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1997, 1996 and 1995 was $7,446, $670 and $8,023,
         respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1997, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $7,482.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(11)     Transactions With Affiliates

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $703, $410 and $287, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,564, $2,682 and $2,596 in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $4,981 and $2,275 as of December 31, 1997 and 1996, respectively.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the modified coinsurance agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NLIC in 1997 are included in NLIC's results of operations for 1997 and include premiums of $300,617, net investment income of $57,072 and benefits, claims and other expenses of $343,426.

         Under the 100% coinsurance with funds withheld agreement, the Company recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $18,968 and $492 as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying balance sheets.

         Certain annuity products are sold through an affiliated company. Total commissions paid to the affiliate for the three years ended December 31, 1997 were $8,053, $14,644 and $5,949, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(12)     Segment Information

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

         The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

                                                        1997             1996            1995
                                                        ----             ----            ----
Revenues:
   Variable Annuities                                $     9,950      $     4,591      $   2,927
   Fixed Annuities                                         7,752           51,643         50,056
   Life Insurance                                            182              165            185
   Corporate and Other                                     6,111            1,545            234
                                                     -----------      -----------      ---------
                                                     $    23,995      $    57,944      $  53,402
                                                     ===========      ===========      =========

Income (loss) before federal income tax expense:
   Variable Annuities                                $     7,267      $     1,094      $   1,196
   Fixed Annuities                                         3,202            5,156          5,633
   Life Insurance                                           (228)              (1)          (381)
   Corporate and Other                                     6,111            1,544            699
                                                     -----------      -----------      ---------
                                                     $    16,352      $     7,793      $   7,147
                                                     ===========      ===========      =========

Assets:
   Variable Annuities                                $   925,021      $   503,111      $ 267,097
   Fixed Annuities                                       989,116          787,682        643,313
   Life Insurance                                          2,228            2,597          2,665
   Corporate and Other                                    88,933           73,031         54,507
                                                     -----------      -----------      ---------
                                                     $ 2,005,298      $ 1,366,421      $ 967,582
                                                     ===========      ===========      =========

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment No. 8 to Form S-6 Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 75 pages.


Representations and Undertakings.

Accountants' Consent.

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:

1.    Power of Attorney dated April 1, 1998                   Attached hereto.

2.    Resolution of the Depositor's Board of Directors        Included with the Registration Statement on Form N-8B-2
      authorizing the establishment of the Registrant,        for  the Nationwide VL Separate Account-A (File No. 811-6137),
      adopted.                                                and hereby incorporated herein by reference.

3.    Distribution Contracts                                  Included with the Registration Statement on Form N-8B-2
                                                              for the Nationwide VL Separate Account-A (File No.
                                                              811-6137), and hereby incorporated herein by reference.


4.    Form of Security                                        Included  with  Pre-Effective  Amendment  No.  1  and  hereby incorporated herein by reference.

5.    Articles of Incorporation of Depositor                  Included with the  Registration  Statement on Form N-8B-2 for the  Nationwide VL Separate  Account-A  (File No.  811-6137),
                                                              and hereby incorporated herein by reference.

6.    Application form of Security                            Included  with  Pre-Effective  Amendment  No.  1  and  hereby incorporated herein by reference.

7.    Opinion of Counsel                                      Included  with  Pre-Effective  Amendment  No.  1  and  hereby incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the 1940 Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the 1940 Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) Represent that the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

    INDEPENDENT AUDITORS' CONSENT


The Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VL Separate Account-A:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                         KPMG Peat Marwick LLP


Columbus, Ohio
April 29, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nationwide VL Separate Account-A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No.8 and has duly caused this Post-Effective Amendment No.8 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 29th day of April, 1998.

                                           NATIONWIDE VL SEPARATE ACCOUNT-A
                                         -------------------------------------
                                                    (Registrant)
(Seal)                             NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                   ---------------------------------------------
Attest:                                               (Sponsor)



W. SIDNEY DRUEN              By:                 JOSEPH P. RATH
---------------------              ---------------------------------------------
W. Sidney Druen                                   Joseph P. Rath
Assistant Secretary                Vice President- Product and Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities indicated on the 29th day of April, 1998.



              SIGNATURE                                     TITLE
LEWIS J. ALPHIN                                           Director
----------------------------------------
Lewis J. Alphin

A. I. BELL                                                Director
----------------------------------------
A. I. Bell

KEITH W. ECKEL                                            Director
----------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                          Director
----------------------------------------
Willard J. Engel

FRED C. FINNEY                                            Director
----------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                 Director
----------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                        President and Chief
----------------------------------------
Joseph J. Gasper                                  Operating Office and Director

DIMON R. McFERSON                               Chairman and Chief Executive Officer
----------------------------------------
Dimon R. McFerson                       Nationwide Insurance Enterprise and Director

DAVID O. MILLER                              Chairman of the Board and Director
----------------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                      Director
----------------------------------------
Yvonne L. Montgomery

C. RAY NOECKER                                            Director
----------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                  Executive Vice President-
----------------------------------------           Chief Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                                        Director                         By/s/JOSEPH P. RATH
----------------------------------------                                             ----------------------------
James F. Patterson                                                                           Joseph P. Rath
                                                                                            Attorney-in-Fact
ARDEN L. SHISLER                                         Director
----------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                         Director
----------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                           Director
----------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                           Director
----------------------------------------
Harold W. Weihl
